FOR IMMEDIATE RELEASE News Release Mercury Systems Announces Acquisitions of The Athena Group and Syntonic Microwave Two acquisitions expand scale and breadth of Company’s security and RF capabilities Deepen market penetration in core embedded security and EW markets Open new growth opportunities in C4ISR, DoD research laboratories and Intelligence Community ANDOVER, Mass.  April 18, 2019  Mercury Systems, Inc. (NASDAQ: MRCY, www.mrcy.com) today announced the acquisitions of The Athena Group, Inc. (Athena) and Syntonic Microwave LLC (Syntonic). The all cash purchase price for both transactions was $46 million in total. Both transactions are subject to net working capital and net debt adjustments. The acquisitions were funded through Mercury’s existing revolving credit facility, and are not expected to have a material impact on Mercury’s financial results for the fourth quarter or full fiscal year 2019. A privately-held company based in Gainesville, Fla., The Athena Group is a leading provider of cryptographic and countermeasure IP vital to securing defense computing systems. A world leader in differential power analysis (DPA) technology, they offer a complete portfolio of provable DPA-resistant solutions. Athena’s sophisticated patented technologies meet mandated Department of Defense requirements and mitigate reverse engineering attempts on mission-critical systems. Embedded in millions of ASIC and next-generation FPGA devices, their solutions are designed to solve today’s toughest security obstacles, enabling key applications such as artificial intelligence, mobile communications and cloud computing. Based in Campbell, Calif., privately-held Syntonic Microwave is a leading provider of advanced synthesizers, wideband phase coherent tuners and microwave converters optimized for signals intelligence (SIGINT) and electronic intelligence (ELINT) applications demanding frequency coverage up to 40 GHz with 2 GHz instantaneous bandwidth. To address the rapidly evolving needs across the defense industry, the entire Syntonic product portfolio was designed for modularity, configurability and rapid prototyping in order to deliver unparalleled performance for next-generation electronic warfare (EW) applications. “The acquisitions of Athena and Syntonic represent continued milestones for our market and content expansion strategy,” said Mark Aslett, Mercury’s President and Chief Executive Officer. “Mercury has a long history of collaboration with Athena in protecting critical Defense systems deployed across surface, subsurface, ground, and airborne platforms. Athena’s technologies expand our BuiltSECURE™ security 50 Minuteman Road, Andover, Massachusetts 01810 U.S.A. • +1 978.256.1300 • www.mrcy.com • twitter: @MRCY

Mercury Systems Announces Acquisitions of The Athena Group and Syntonic Microwave, Page 2 IP portfolio and extend our leadership in secure embedded computing, positioning us well to capitalize on DoD program protection security requirements for domestic and foreign military sales.” “Similarly, we believe Syntonic’s deep domain expertise in agile RF technology will expand and enhance our position as the preeminent supplier of high-performance, SWaP-optimized EW subsystems while enabling us to further penetrate the SIGINT and ELINT markets with additional Mercury content. The acquisition of Syntonic gives our defense Prime customers and government agencies access to highly differentiated sensor processing capability, thereby advancing our national interests through domination of the electromagnetic spectrum.” “In summary, similar to previous acquisitions, the acquisitions of Athena and Syntonic continue to enable us to grow the size of our total addressable market and reinforce our strategy of becoming the leading provider of secure and safety-critical processing subsystems for aerospace and defense applications. We are very pleased to welcome the Athena and Syntonic teams to the Mercury family,” Aslett concluded. Additional information on the acquisitions will be provided on Mercury’s fiscal 2019 third quarter results conference call, scheduled for 5:00 p.m. EDT on Tuesday, April 30, 2019. For more information, visit www.mrcy.com/acquisition or contact Mercury at (866) 627-6951 or info@mrcy.com. About The Athena Group The Athena Group is leading provider of security, cryptography, anti-tamper, and signal processing IP cores to many of the world’s largest semiconductor companies, defense contractors, and OEMs, as well as emerging providers. Embedded in millions of ASIC and FPGA devices, Athena technologies enable high-value solutions where security and performance are mission critical: defense and aerospace, vehicle safety (V2V, V2X, and telematics), networking and communications, satellites, cellular base stations, handsets, the Internet of Things (IoT), and more. About Syntonic Microwave Syntonic Microwave is a leading provider of advanced microwave frequency converters to the EW, ELINT and intelligence community markets. The company specializes in wideband phase coherent tuners, microwave converters, and synthesizers. The products are uniquely designed to support multiple configurations and ease of customization, providing customers with solutions tailored to their needs. Mercury Systems – Innovation That Matters® Mercury Systems (NASDAQ:MRCY) is a leading commercial provider of secure sensor and safety-critical processing subsystems. Optimized for customer and mission success, Mercury’s solutions power a wide variety of critical defense and intelligence programs. Headquartered in Andover, Mass., Mercury is pioneering a next-generation defense electronics business model specifically designed to meet the industry’s current and emerging technology needs. To learn more, visit www.mrcy.com and follow them on Twitter. Forward-Looking Safe Harbor Statement This press release contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the acquisitions described herein and to fiscal 2019 business performance and beyond and the Company’s plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These 50 Minuteman Road, Andover, Massachusetts 01810 U.S.A. • +1 978.256.1300 • www.mrcy.com • twitter: @MRCY

Mercury Systems Announces Acquisitions of The Athena Group and Syntonic Microwave, Page 3 forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of any U.S. Federal government shutdown or extended continuing resolution, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government’s interpretation of, federal export control or procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays or unanticipated expenses due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions and restructurings, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, increases in interest rates, changes to cyber-security regulations and requirements, changes in tax rates or tax regulations, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2018. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. # # # Contact: Michael Ruppert, CFO Mercury Systems, Inc. +1 978-967-1990 Mercury Systems and Innovation That Matters are registered trademarks, and BuiltSECURE is a trademark of Mercury Systems, Inc. Other product and company names mentioned may be trademarks and/or registered trademarks of their respective holders. 50 Minuteman Road, Andover, Massachusetts 01810 U.S.A. • +1 978.256.1300 • www.mrcy.com • twitter: @MRCY